Exhibit 99.1

Lument Finance Trust, Inc. Declares Quarterly Cash Dividends for its Common and Preferred Stock and Announces Year-End Earnings Release and Investor Call Dates

NEW YORK, NY, March 19, 2026/PRNewswire/ — Lument Finance Trust, Inc. (NYSE: LFT) (“LFT” or the “Company”) announced the declaration of a cash dividend of $0.04 per share of common stock with respect to the first quarter of 2026. The dividend is payable on April 15, 2026, to common stockholders of record as of the close of business on March 31, 2026.

The Company also announced the declaration of a cash dividend of $0.4921875 per share of 7.875% Cumulative Redeemable Series A Preferred Stock. The dividend is payable on April 15, 2026, to preferred stockholders of record as of the close of business April 1, 2026.

Additionally, the Company announced that it expects to file its Annual Report on Form 10-K for the year ended December 31, 2025 with the Securities and Exchange Commission on Monday, March 23, 2026, after the market closes, and invites investors and other interested parties to listen to its live conference call via telephone or webcast on Tuesday, March 24, 2026, at 8:30 a.m. Eastern Time.

The conference call may be accessed by dialing 1-800-836-8184 (U.S.) or 1-646-357-8785 (international). Note: there is no passcode; please ask the operator to be joined into the Lument Finance Trust call. A live webcast, on a listen-only basis, is also available and can be accessed through the URL:

https://app.webinar.net/506xR8EYDLz

For those unable to listen to the live broadcast, a recorded replay will be available for on-demand viewing approximately one hour after the end of the event through the Company’s website https://lumentfinancetrust.com/ and by telephone dial-in. The replay call-in number is 1-888-660-6345 (U.S.) or 1-646-517-4150 (international) with passcode 16975.

About LFT

LFT is a Maryland corporation focused on investing in, financing and managing a portfolio of commercial real estate debt investments.  The Company primarily invests in transitional floating rate commercial mortgage loans with an emphasis on middle-market multi-family assets. LFT is externally managed and advised by Lument Investment Management, a Delaware limited liability company.

Additional Information and Where to Find It

Investors, security holders and other interested persons may find additional information regarding the Company at the SEC’s Internet site at https://www.sec.gov/, the Company website at https://lumentfinancetrust.com, or by directing requests to: Lument Finance Trust, 230 Park Avenue, 20th Floor, New York, NY 10169, Attention: Investor Relations.

Forward-Looking Statements

Certain statements included in this press release constitute forward-looking statements intended to qualify for the safe harbor contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act, as amended. Forward-looking statements are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives. You can identify forward-looking statements by use of words such as "believe," "expect," "anticipate," "project," "estimate," "plan," "continue," "intend," "should," "may," "will," "seek," "would," "could," or similar expressions or other comparable terms, or by discussions of strategy, plans or intentions. Forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us on the date of this press release or the date on which such statements are first made. Actual results may differ from expectations, estimates and projections. You are cautioned not to place undue reliance on forward-looking statements in this press release and should consider carefully the factors described in Part I, Item IA "Risk Factors" in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and Part II, Item 1A “Risk Factors” in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2025 and September 30, 2025, which are available on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov, and in the Company’s other current or periodic filings with the SEC, when evaluating these forward-looking statements. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond our control. Except as required by applicable law, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Relations Contact:
James Briggs
Chief Financial Officer
(212) 521-6323
james.briggs@lument.com

Media Contact:
Tyler Howard
Associate Director
(614) 453-7523
tyler.howard@lument.com